UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

 Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

January 23, 2025

RUNWAY GROWTH FINANCE CORP.

(Exact name of registrant as specified in its charter)

Maryland	000-55544	47-5049745
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

205 N. Michigan Ave., Suite 4200

Chicago, Illinois 60601

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (312) 281-6270

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	RWAY	Nasdaq Global Select Market LLC
7.50% Notes due 2027	RWAYL	Nasdaq Global Select Market LLC
8.00% Notes due 2027	RWAYZ	Nasdaq Global Select Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders

On January 23, 2025, the Company held a special meeting of the Company’s stockholders (the “Special Meeting”). The proposals approved by the Company’s stockholders are described in detail in the Company’s definitive proxy statement for the Special Meeting filed with the Securities and Exchange Commission on December 13, 2024.

As of the close of business on December 9, 2024, the record date for the Special Meeting, there were 37,347,428 shares of the Company’s common stock outstanding and entitled to vote at the Special Meeting. A summary of the matters voted upon by the Company’s stockholders at the Special Meeting is set forth below.

Proposal 1: New Advisory Agreement

The Company’s stockholders voted to approve a new investment management agreement (the “New Advisory Agreement”) by and between the Company and Runway Growth Capital LLC (the “Adviser”). As previously announced, the Adviser has entered into an agreement and plan of merger pursuant to which a newly formed entity, RGC Group Acquisition, LLC, owned by an affiliate of BC Partners Advisors L.P., will acquire all of the outstanding equity interests of the Adviser (the “Transaction”). The Transaction will result in the assignment and corresponding termination of the existing investment management agreement by and between the Company and the Adviser pursuant to Section 15 of the Investment Company Act of 1940, as amended. The New Advisory Agreement will be effective upon the consummation of the Transaction. The following votes were taken in connection with the proposal to approve the New Advisory Agreement:

For	Against	Withheld	Broker Non-Votes
22,286,582	517,807	327,658	—

Proposal 2: Election of Director

The Company’s stockholders elected Ms. Catherine Frey to serve on the Board for the remainder of the Class III director term expiring at the Company’s 2025 annual meeting of stockholders, or until her successor is duly elected and qualified. The following votes were taken in connection with the nomination and election of Catherine Frey:

Name	For	Withheld	Broker Non-Votes
Catherine Frey	22,590,924	541,123	—

Item 9.01. Financial Statements and Exhibits

(d) Exhibits:

Exhibit Number	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 27, 2025	RUNWAY GROWTH FINANCE CORP.

	By:	/s/ Thomas B. Raterman
Thomas B. Raterman
Chief Operating Officer, Chief Financial Officer, Treasurer and Secretary